Nov. 01, 2015
Principal Exchange-Traded Funds
Supplement dated June 17, 2016
to the Statutory Prospectus dated November 1, 2015
(as supplemented on March 18, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

Principal Exchange-Traded Funds | Principal EDGE Active Income ETF
PRINCIPAL EDGE ACTIVE INCOME ETF FUND
Under Principal Risks, add the following risk in alphabetical order:
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.